                       SEMIANNUAL REPORT / JANUARY 31 2001

                          AIM ADVISOR REAL ESTATE FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                        NEW YORK, NEW YORK BY DIANA ONG

          EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY FIELDS

          TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR HAS TRANSFORMED

          ITSELF THROUGH THE DECADES. LIKE NEW YORK CITY, THE FUND IS

            WELL POSITIONED TO TAKE ADVANTAGE OF FUTURE EXPANSIONS.

                     -------------------------------------

AIM Advisor Real Estate Fund is for shareholders who seek high total return on investment through capital appreciation and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. Had fees and expenses not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 22.98%; inception (12/31/96), 2.60%. Class B shares, one year, 23.20%; inception (3/3/98), -1.76%. Class C shares, one year, 27.25%; five years, 9.05%; inception (5/1/95), 9.61%.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM ADVISOR REAL ESTATE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                 Dear Fellow Shareholder:

                 It's an honor to address you as the AIM Funds' new chairman. I
[PHOTO OF        feel privileged to succeed Ted Bauer, who recently retired as
ROBERT H.        AIM's chairman after a long, successful career in the
GRAHAM]          investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


REITs PULL BACK ON MARKET QUALMS

HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE REPORTING PERIOD?
While the first half of the reporting period saw REITs continue to benefit from investors' flight from volatility to stability, the second half proved more challenging as the tech wreck began seeping into real estate markets and investors worried about how the U.S. economic slowdown would affect REITs. The fund felt the effects of these developments.

   For the six months ended January 31, 2001, the fund posted total returns of 1.78% for Class A shares and 1.40% for both Class B and Class C shares. (These returns are at net asset value, which does not include sales charges.) Comparatively, the NAREIT Equity Index had a return of 3.75% for the reporting period, while the S&P 500 had a return of -3.98% for the same six-month period. Net assets in the fund grew to more than $61 million during the reporting period.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)                  2.32%
  1 year                               21.42*
  *27.46% excluding sales charges

CLASS B SHARES
  Inception (3/3/98)                   -2.04%
  1 year                               21.45*
  *26.45% excluding CDSC

CLASS C SHARES
  Inception (5/1/95)                    9.28%
  5 years                               8.46
  1 year                               25.50*
  *26.50% excluding CDSC

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

                     -------------------------------------

                       MANY INVESTORS WHO SUFFERED LOSSES

                         AT THE HANDS OF TECH AND OTHER

                      HIGH-FLYING STOCKS FLED INTO WHAT ARE

                       PERCEIVED AS MORE EARNINGS-STABLE

                        MARKET SECTORS, INCLUDING REITS.

                     -------------------------------------

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
After aggressively raising interest rates through May of 2000 to stave off inflation, the Federal Reserve Board (the Fed) left interest rates unchanged for the remainder of the year. However, in late summer and early fall, rising oil prices, unrest in the Middle East and unease about corporate earnings shortfalls combined to produce a steep market decline. This followed the considerable volatility that had whipsawed investors just months earlier.
   Uncertainty about the outcome of the presidential election also roiled markets. Even the December resolution of the election controversy failed to produce a sustained stock-market rally. By then, the Fed indicated that it might consider cutting interest rates in the wake of indications of slower economic growth. But the Fed's bias shift was insufficient to counteract investors' concerns, and most key market indexes recorded losses for 2000.
   Then in January of the new year, the Fed cut short-term interest rates twice--first in a rare inter-meeting move and then at its regular month-end meeting--for a full percentage-point reduction, or 100 basis points. While markets immediately rallied, the excitement gave way to further trepidation about the slowing economy and uncertain corporate earnings.

HOW WERE REITS AFFECTED BY MARKET CONDITIONS?
Many investors who suffered losses at the hands of tech and other high-flying stocks fled into what are perceived as more earnings-stable market sectors, including REITs. The supply/demand fundamentals of the underlying real estate market remained positive while questions about the stability of the U.S. economy amassed. As a result, for 2000 REITs as a whole enjoyed excellent performance, with the NAREIT Equity Index posting a return of 26.37% for the year. While we do not expect such returns to be sustainable in the near term, we do believe that many of the sector's best attributes--such as attractive valuations and solid earnings growth--are still intact.
   Indeed, even though the positive attributes of REITs have remained thus far in 2001, the sector has felt the effects of the Fed's rate cuts and investors' jitters over the U.S. economic slowdown. Plus the tech wreck forced many companies to sublease office space left from over-enthusiastic expansion or to relinquish leases entirely as they went out of business, casting a shadow on real estate markets that reaped big rewards from technology's explosive growth. But most REITs have not been significantly affected because tech tenants represent a small percentage of their space.
   REITs continued to offer relatively secure and stable dividend yields in the 7% range during the reporting period, with the average REIT dividend yield, as represented by the NAREIT Equity Index, quite attractive at 7.23% as of the end of the reporting period. Recent history has suggested that REITs experience about half the expected downside risk of the broad market (as represented by the S&P 500). Since 1986, during nearly every time

          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

period when the S&P 500 experienced a pullback (down at least 4%), REITs have outperformed the index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
As of 1/31/01, based on total net assets

==================================================================================================
TOP 10 EQUITY HOLDINGS                             PROPERTY-TYPE DIVERSIFICATION [PIE CHART]
--------------------------------------------------------------------------------------------------
 1. Spieker Properties, Inc.             5.08%               APARTMENTS                    22.49%

 2. Vornado Realty Trust                 4.71                DIVERSIFIED                    8.05%

 3. Equity Office Properties Trust       4.47                SHOPPING CENTERS               7.69%

 4. Boston Properties, Inc.              4.38                INDUSTRIAL/OFFICE              7.08%

 5. Avalonbay Communities, Inc.          4.35                INDUSTRIAL                     7.03%

 6. Liberty Property Trust               3.78                LODGING-HOTELS                 6.84%

 7. ProLogis Trust                       3.57                REGIONAL MALLS                 6.72%

 8. Kimco Realty Corp.                   3.51                CASH/CASH EQUIVALENTS & OTHER  3.71%

 9. General Growth Properties, Inc.      3.48                OFFICE                        30.39%

10. Equity Residential Properties Trust  3.40

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to diversify the fund by geographic region and property type, emphasizing markets where we believe supply/demand conditions are most favorable. Even though the REIT sector enjoyed good performance for much of the reporting period, not every property type within the sector enjoyed the same level of success. Consumer-driven properties, such as retail spaces and hotels, tend to be most vulnerable in a downturn, while offices and apartments tend to hold up better due to long-term leases and fewer home purchases.
   Among the better-performing property types within the REIT sector during the reporting period, as well as for 2000, were office, residential, lodging and resort properties. The fund was evenly weighted or overweighted in each of these.

WHAT WERE SOME HOLDINGS YOU FAVORED?
General Growth Properties and Essex Property Trust were two holdings that benefited the fund. General Growth is the second-largest owner/operator of regional malls in the United States. The company owns or operates more than 130 shopping malls in 37 states, and it is installing broadband infrastructure in its malls to enable customers to buy directly from stores via its Web site.
   Essex acquires, develops and manages large apartment complexes in southern California and in several major metropolitan areas like Seattle. Through its subsidiaries, Essex owns or has interests in nearly 70 apartment properties. The company has been expanding via acquisitions of properties in high-cost areas that have little room for new development.

WHAT WERE MARKET CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?
The U.S. economy grew at an annual rate of just 1.1% during the last quarter of 2000, its weakest performance in more than five years, accentuating how dramatically the economy has slowed since a year ago. Fed Chairman Alan Greenspan has not ruled out the possibility of a more extended downturn if consumers become so disconcerted that they stop spending. However, reasons for optimism remain. Inflation continues to be low, and the Fed has indicated that it will move aggressively to keep the economy afloat.
   Favorable real estate fundamentals may continue in the near term, with supply and demand in relative equilibrium and REIT earnings relatively predictable due to long-term contractual leases. We believe that REIT earnings should grow between 7% and 8% in 2001, even in the face of the moderating economic growth that we have seen thus far. This projected growth rate exceeds analysts' recently lowered forecasts for the S&P 500.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses-- is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
   To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
   If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contribu-tions to Traditional IRAs grow tax-deferred until withdrawn.
   The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled;
    or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

--------------------------------------------------------------------------------
THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                    [CHART]

==================================
25 YR OLD   35 YR OLD  45 YR OLD

  $ 2,200
    4,620
    7,282
   10,210
   13,431
   16,974
   20,872
   25,159
   29,875
   35,062
   38,569     $ 2,200
   42,425       4,620
   46,668       7,282
   51,335      10,210
   56,468      13,431
   62,115      16,974
   68,327      20,872
   75,159      25,159
   82,675      29,875
   90,943      35,062
  100,037      40,769     $ 2,200
  110,041      47,045       4,620
  121,045      53,950       7,282
  133,149      61,545      10,210
  146,464      69,899      13,431
  161,110      76,889      16,974
  177,222      84,578      20,872
  194,944      93,036      25,159
  214,438     102,340      29,875
  235,882     112,574      35,062
  259,470     123,831      40,769
  285,417     136,214      47,045
  313,959     149,836      53,950
  345,355     164,819      61,545
  379,890     181,301      69,899
  417,879     199,431      79,089
  459,667     219,374      89,198
  505,634     241,312     100,318
  556,197     265,443     112,550
  611,817     291,987     126,005
==================================

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                          AIM ADVISOR REAL ESTATE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
   Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
   NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
   When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
   This discussion does not constitute tax advice. Discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.
--------------------------------------------------------------------------------
IS TAX-EXEMPT INVESTING FOR YOU?

o  Has your federal income tax bill gone up in the past few years?
o  Do your investments provide a significant amount of your income?
o  Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer? If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.
--------------------------------------------------------------------------------
COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
   Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 2000 federal income tax rates*

                                         TAX-EXEMPT YIELD
                           MARGINAL      5%           6%         7%
TAXABLE INCOME             INCOME
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD

$0-$43,850                 15%           5.9%         7.1%       8.2%

$43,851-$105,950           28            6.9          8.3        9.7

$105,951-$161,450          31            7.2          8.7       10.1

$161,451-$288,350          36            7.8          9.4       10.9

More than $288,350         39.6          8.3          9.9       11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
--------------------------------------------------------------------------------
                          AIM ADVISOR REAL ESTATE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                          AIM ADVISOR REAL ESTATE FUND

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                                      MARKET
                                         SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-96.34%

APARTMENTS-22.49%

Apartment Investment & Management
  Co.-Class A                              41,200   $ 1,899,320
---------------------------------------------------------------
Avalonbay Communities, Inc.                55,200     2,682,168
---------------------------------------------------------------
BRE Properties, Inc.-Class A               32,400       969,408
---------------------------------------------------------------
Camden Property Trust                      36,400     1,210,300
---------------------------------------------------------------
Equity Residential Properties Trust        40,000     2,095,200
---------------------------------------------------------------
Essex Property Trust, Inc.                 13,300       688,275
---------------------------------------------------------------
Home Properties of New York, Inc.          37,800     1,028,160
---------------------------------------------------------------
Smith (Charles E.) Residential
  Realty, Inc.                             43,700     2,032,050
---------------------------------------------------------------
Summit Properties Inc.                     52,500     1,272,075
===============================================================
                                                     13,876,956
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-0.03%

Internap Network Services Corp.(a)          1,361        11,016
---------------------------------------------------------------
Internap Voting Trust (Acquired
  03/22/00; Cost $10,164)(a)(b)(c)          6,793        10,098
===============================================================
                                                         21,114
===============================================================

DIVERSIFIED-8.05%

Cousins Properties, Inc.                   43,300     1,171,265
---------------------------------------------------------------
Crescent Real Estate Equities Co.          39,300       883,071
---------------------------------------------------------------
Vornado Realty Trust                       79,900     2,908,360
===============================================================
                                                      4,962,696
===============================================================

INDUSTRIAL PROPERTIES-7.03%

Cabot Industrial Trust                     50,000       982,500
---------------------------------------------------------------
CenterPoint Properties Corp.               25,000     1,150,500
---------------------------------------------------------------
ProLogis Trust                             98,500     2,201,475
===============================================================
                                                      4,334,475
===============================================================

INDUSTRIAL/OFFICE PROPERTIES-7.08%

Duke-Weeks Realty Corp.                    56,000     1,398,880
---------------------------------------------------------------
Liberty Property Trust                     85,950     2,333,542
---------------------------------------------------------------
Reckson Associates Realty Corp.            26,300       633,830
===============================================================
                                                      4,366,252
===============================================================

LODGING-HOTELS-6.84%

Hospitality Properties Trust               67,500     1,721,250
---------------------------------------------------------------

                                                      MARKET
                                         SHARES        VALUE
LODGING-HOTELS-(CONTINUED)

Innkeepers USA Trust                       79,100   $   945,245
---------------------------------------------------------------
LaSalle Hotel Properties                   10,800       174,420
---------------------------------------------------------------
MeriStar Hospitality Corp.                 32,900       720,510
---------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                     17,100       658,350
===============================================================
                                                      4,219,775
===============================================================

OFFICE PROPERTIES-30.39%

Arden Realty, Inc.                         86,800     2,083,200
---------------------------------------------------------------
Boston Properties, Inc.                    66,500     2,699,900
---------------------------------------------------------------
Brandywine Realty Trust                    20,000       412,000
---------------------------------------------------------------
Equity Office Properties Trust             90,500     2,760,250
---------------------------------------------------------------
Kilroy Realty Corp.                        77,800     2,069,480
---------------------------------------------------------------
Mack-Cali Realty Corp.                     45,000     1,235,700
---------------------------------------------------------------
Parkway Properties, Inc.                   15,800       463,730
---------------------------------------------------------------
Prentiss Properties Trust                  79,400     1,970,708
---------------------------------------------------------------
SL Green Realty Corp.                      68,700     1,919,478
---------------------------------------------------------------
Spieker Properties, Inc.                   58,500     3,135,600
===============================================================
                                                     18,750,046
===============================================================

REGIONAL MALLS-6.72%

CBL & Associates Properties, Inc.          24,500       667,625
---------------------------------------------------------------
General Growth Properties, Inc.            56,400     2,143,764
---------------------------------------------------------------
Simon Property Group, Inc.                 50,600     1,332,298
===============================================================
                                                      4,143,687
===============================================================

SHOPPING CENTERS-7.69%

Chelsea Property Group, Inc.               30,800     1,173,480
---------------------------------------------------------------
Federal Realty Investment Trust            20,000       394,400
---------------------------------------------------------------
Kimco Realty Corp.                         49,300     2,166,735
---------------------------------------------------------------
Pan Pacific Retail Properties, Inc.        45,000     1,011,600
===============================================================
                                                      4,746,215
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.02%

Cypress Communications, Inc.
  (Acquired 01/05/00; Cost
  $41,415)(a)(b)(c)                         9,809        10,345
===============================================================
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $52,551,480)                                   59,431,561
===============================================================


                                       PRINCIPAL      MARKET
                                         AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-3.77%

STUDENT LOAN MARKETING
  ASSOCIATION-3.77%

Disc. Notes, 5.58%, 02/01/01(d) (Cost
  $2,327,000)                          $2,327,000   $ 2,327,000
===============================================================
TOTAL INVESTMENTS-100.11% (Cost
  $54,878,480)                                       61,758,561
===============================================================
LIABILITIES LESS OTHER ASSETS-(0.11%)                   (68,081)
===============================================================
NET ASSETS-100.00%                                  $61,690,480
_______________________________________________________________
===============================================================

Investment Abbreviations:

Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/01 was $20,443, which represented 0.03% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost $54,878,480)  $61,758,561
------------------------------------------------------------
Cash                                                     729
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   154,456
------------------------------------------------------------
  Dividends                                          165,270
------------------------------------------------------------
Investment for deferred compensation plan             18,194
------------------------------------------------------------
Other assets                                          17,698
============================================================
    Total assets                                  62,114,908
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              176,188
------------------------------------------------------------
  Fund shares reacquired                              83,255
------------------------------------------------------------
  Deferred compensation plan                          18,194
------------------------------------------------------------
Accrued advisory fees                                 71,485
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued distribution fees                             38,636
------------------------------------------------------------
Accrued trustees' fees                                   466
------------------------------------------------------------
Accrued transfer agent fees                           10,046
------------------------------------------------------------
Accrued operating expenses                            21,911
============================================================
    Total liabilities                                424,428
============================================================
Net assets applicable to shares outstanding      $61,690,480
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $25,821,292
____________________________________________________________
============================================================
Class B                                          $14,747,301
____________________________________________________________
============================================================
Class C                                          $21,121,887
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            1,992,465
____________________________________________________________
============================================================
Class B                                            1,135,560
____________________________________________________________
============================================================
Class C                                            1,628,806
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     12.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.96 divided by
      95.25%)                                    $     13.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     12.99
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     12.97
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends                                         $1,690,065
------------------------------------------------------------
Interest                                             115,152
============================================================
    Total investment income                        1,805,217
============================================================

EXPENSES:

Advisory fees                                        256,413
------------------------------------------------------------
Administrative services fees                          25,205
------------------------------------------------------------
Custodian fees                                        12,310
------------------------------------------------------------
Distribution fees -- Class A                          41,647
------------------------------------------------------------
Distribution fees -- Class B                          65,158
------------------------------------------------------------
Distribution fees -- Class C                         100,859
------------------------------------------------------------
Transfer agent fees -- Class A                        25,346
------------------------------------------------------------
Transfer agent fees -- Class B                        13,809
------------------------------------------------------------
Transfer agent fees -- Class C                        21,376
------------------------------------------------------------
Trustee's fees                                         3,787
------------------------------------------------------------
Registration and filing fees                          32,880
------------------------------------------------------------
Other                                                 15,460
============================================================
    Total expenses                                   614,250
============================================================
Less: Fees waived                                    (28,994)
------------------------------------------------------------
    Expenses paid indirectly                            (611)
============================================================
    Net expenses                                     584,645
============================================================
Net investment income                              1,220,572
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities         391,351
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities           (608,708)
============================================================
Net gain (loss) from investment securities          (217,357)
============================================================
Net increase in net assets resulting from
  operations                                      $1,003,215
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999
(Unaudited)

                                                               SIX MONTHS     SEVEN MONTHS
                                                                 ENDED           ENDED         YEAR ENDED
                                                              JANUARY 31,       JULY 31,      DECEMBER 31,
                                                                  2001            2000            1999
                                                              ------------    ------------    ------------
OPERATIONS:

  Net investment income                                       $  1,220,572    $ 1,118,015     $  1,698,362
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              391,351           (226)      (8,493,267)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (608,708)     9,785,935        4,696,984
==========================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 1,003,215     10,903,724       (2,097,921)
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (580,633)      (407,821)        (880,747)
----------------------------------------------------------------------------------------------------------
  Class B                                                         (271,094)      (198,721)        (292,274)
----------------------------------------------------------------------------------------------------------
  Class C                                                         (418,802)      (340,716)      (1,010,658)
----------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        2,720,621      3,016,298       (2,285,404)
----------------------------------------------------------------------------------------------------------
  Class B                                                        2,080,816        669,804        3,517,105
----------------------------------------------------------------------------------------------------------
  Class C                                                          941,457     (3,537,708)     (10,749,346)
==========================================================================================================
    Net increase (decrease) in net assets                        5,475,580     10,104,860      (13,799,245)
==========================================================================================================

NET ASSETS:

  Beginning of period                                           56,214,900     46,110,040       59,909,285
==========================================================================================================
  End of period                                               $ 61,690,480    $56,214,900     $ 46,110,040
__________________________________________________________________________________________________________
==========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 70,635,878    $64,892,984     $ 64,744,590
----------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              118,865        168,822           (1,935)
----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (15,944,345)   (16,335,696)     (16,335,470)
----------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   6,880,082      7,488,790       (2,297,145)
==========================================================================================================
                                                              $ 61,690,480    $56,214,900     $ 46,110,040
__________________________________________________________________________________________________________
==========================================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to September 11, 2000 the Fund was organized as a series portfolio of AIM Advisor Funds, Inc. At a meeting held on May 10, 2000, the Board of Directors of AIM Advisor Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on September 1, 2000. The Fund currently offers three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,698,073 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO an annual rate of 0.40% of the Fund's average daily net assets. AIM has contractually agreed to limit total annual operating expenses (exclusive of advisory fees, Rule 12b-1 distribution fees, brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 0.45%. During the six months ended January 31, 2001, AIM waived fees of $17,095.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $25,205 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $38,204 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $41,647, $65,158 and $100,859, respectively, as compensation under the Plans. During the six months ended January 31, 2001, AIM Distributors waived fees of $11,899 for Class A shares.
  AIM Distributors received commissions of $10,739 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $2,342 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,090 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $611 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $611.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $23,943,537 and $16,634,473, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $6,926,214
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (339,453)
=========================================================
Net unrealized appreciation of investment
  securities                                   $6,586,761
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $55,171,800.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                                    JANUARY 31,                 JULY 31,                   DECEMBER 31,
                                                       2001                       2000                         1999
                                              -----------------------    -----------------------    --------------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                              --------    -----------    --------    -----------    ----------    ------------
Sold:
  Class A                                      505,339    $ 7,234,370     759,953    $ 8,885,425       805,892    $  9,057,241
------------------------------------------------------------------------------------------------------------------------------
  Class B                                      410,366      5,331,200     627,434      7,322,643       554,129       6,045,844
------------------------------------------------------------------------------------------------------------------------------
  Class C                                      200,919      2,798,884     175,530      2,024,139       301,049       3,371,676
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                      105,861        531,786      30,565        356,440        73,515         798,302
------------------------------------------------------------------------------------------------------------------------------
  Class B                                       27,241        239,925      13,756        161,995        24,076         261,703
------------------------------------------------------------------------------------------------------------------------------
  Class C                                       47,164        363,541      25,544        298,128        81,508         887,308
==============================================================================================================================
Reacquired:
  Class A                                     (397,182)    (5,045,535)   (546,405)    (6,225,567)   (1,098,601)    (12,140,947)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                     (275,784)    (3,490,309)   (592,222)    (6,814,834)     (254,623)     (2,790,442)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                     (175,709)    (2,220,968)   (526,918)    (5,859,975)   (1,372,447)    (15,008,330)
==============================================================================================================================
                                               448,215    $ 5,742,894     (32,763)   $   148,394      (885,502)   $ (9,517,645)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                              SIX MONTHS     SEVEN MONTHS
                                                                 ENDED          ENDED            YEAR ENDED DECEMBER 31,
                                                              JANUARY 31,      JULY 31,      --------------------------------
                                                                 2001          2000(a)        1999      1998(a)        1997
                                                              -----------    ------------    -------    -------       -------
Net asset value, beginning of period                            $ 13.04        $ 10.61       $ 11.46    $ 15.74       $ 14.19(b)
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.30           0.30          0.42       0.58          0.34
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.06)          2.38         (0.75)     (4.11)         2.39
=============================================================================================================================
    Total from investment operations                               0.24           2.68         (0.33)     (3.53)         2.73
=============================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.32)         (0.25)        (0.52)     (0.50)        (0.44)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --            --      (0.25)        (0.74)
=============================================================================================================================
    Total distributions                                           (0.32)         (0.25)        (0.52)     (0.75)        (1.18)
=============================================================================================================================
Net asset value, end of period                                  $ 12.96        $ 13.04       $ 10.61    $ 11.46       $ 15.74
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                    1.86%         25.61%        (2.88)%   (22.54)%       19.78%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,821        $23,187       $16,279    $20,087       $16,507
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.62%(d)       1.62%(e)      1.61%      1.55%         1.60%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.78%(d)       2.05%(e)      1.73%      1.71%         1.70%
=============================================================================================================================
Ratio of net investment income to average net assets               4.72%(d)       4.49%(e)      3.70%      4.37%         3.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              31%            39%           52%        69%           57%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $23,604,550.
(e)  Annualized.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS     SEVEN MONTHS                         MAY 3, 1998
                                                               ENDED          ENDED         YEAR ENDED     (DATE SALES COMMENCED)
                                                            JANUARY 31,      JULY 31,      DECEMBER 31,       TO DECEMBER 31,
                                                               2001          2000(a)           1999               1998(a)
                                                            -----------    ------------    ------------    ----------------------
Net asset value, beginning of period                          $ 13.07        $ 10.64          $11.48               $15.34
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25           0.25            0.32                 0.37
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)          2.39           (0.72)               (3.58)
=================================================================================================================================
    Total from investment operations                             0.19           2.64           (0.40)               (3.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.27)         (0.21)          (0.44)               (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --              --                (0.25)
=================================================================================================================================
    Total distributions                                         (0.27)         (0.21)          (0.44)               (0.65)
=================================================================================================================================
Net asset value, end of period                                $ 12.99        $ 13.07          $10.64               $11.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  1.48%         25.08%          (3.53)%             (21.02)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $14,747        $12,722          $9,839               $6,901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.37%(c)       2.37%(d)        2.35%                2.31%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.43%(c)       2.70%(d)        2.37%                2.35%(d)
=================================================================================================================================
Ratio of net investment income to average net assets             3.97%(c)       3.73%(d)        2.96%                3.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            31%            39%             52%                  69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $12,925,437.
(d)  Annualized.

                                                                           CLASS C(a)
                                -------------------------------------------------------------------------------------------------
                                SIX MONTHS     SEVEN MONTHS                                                     MAY 1, 1995
                                   ENDED          ENDED                YEAR ENDED DECEMBER 31,             (DATE SALES COMMENCED)
                                JANUARY 31,      JULY 31,      ----------------------------------------       TO DECEMBER 31,
                                   2001          2000(b)       1999(b)    1998(b)    1997(b)     1996               1995
                                -----------    ------------    -------    -------    -------    -------    ----------------------
Net asset value, beginning of
  period                          $ 13.05        $ 10.62       $ 11.46    $ 15.74    $ 14.19    $ 10.76            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.25           0.25          0.33       0.50       0.36       0.33              0.16
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 (0.06)          2.39         (0.73)     (4.13)      2.26       3.51              0.75
=================================================================================================================================
    Total from investment
      operations                     0.19           2.64         (0.40)     (3.63)      2.62       3.84              0.91
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income               (0.27)         (0.21)        (0.44)     (0.40)     (0.33)     (0.31)            (0.15)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                     --             --            --      (0.25)     (0.74)     (0.10)               --
=================================================================================================================================
    Total distributions             (0.27)         (0.21)        (0.44)     (0.65)     (1.07)     (0.41)            (0.15)
=================================================================================================================================
Net asset value, end of period    $ 12.97        $ 13.05       $ 10.62    $ 11.46    $ 15.74    $ 14.19            $10.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      1.48%         25.13%        (3.54)%   (23.16)%    18.88%     36.43%             9.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                  $21,122        $20,306       $19,992    $32,921    $43,934    $20,566            $5,565
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers                   2.37%(d)       2.37%(e)      2.35%      2.31%      2.35%      2.40%             2.40%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                2.43%(d)       2.70%(e)      2.37%      2.37%      2.35%      2.40%             2.40%(e)
=================================================================================================================================
Ratio of net investment income
  to average net assets              3.97%(d)       3.73%(e)      2.96%      3.62%      2.54%      3.21%             4.68%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                31%            39%           52%        69%        57%        25%                7%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $20,007,423.
(e)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the seven-months ended July 31, 2000 and the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the seven-months ended July 31, 2000 and the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the seven-months ended July 31, 2000 and the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Advisor Real Estate Fund (the "Fund"), a portfolio of AIM Advisor Funds, Inc. (the "Company"), reorganized as AIM Advisor Funds, a Delaware business trust (the "Trust"), was held on September 1, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve a new Master Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO, Inc.

(5) To approve a new Master Distribution Plan for the Class A and Class C shares of the Fund.

(6)  To approve changing the fundamental investment restrictions of the Fund.

(7) To approve changing the investment objective of the Fund and making it non-fundamental.

(8) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                     Withheld/
        Directors/Matter                                              Votes For     Abstentions
        ----------------                                              ---------     -----------
(1)*    Charles T. Bauer............................................  21,187,982      516,443
        Bruce L. Crockett...........................................  21,234,895      469,530
        Owen Daly II................................................  21,203,390      501,035
        Edward K. Dunn, Jr..........................................  21,234,436      469,989
        Jack M. Fields..............................................  21,234,206      470,219
        Carl Frischling.............................................  21,217,987      486,438
        Robert H. Graham............................................  21,232,933      471,492
        Prema Mathai-Davis..........................................  21,219,557      484,868
        Lewis F. Pennock............................................  21,227,984      476,441
        Louis S. Sklar..............................................  21,226,835      477,590

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Advisor Funds, Inc.
        as a Delaware business trust................................  17,553,508       392,238         3,758,679**
(3)     Approval of a new Master Investment Advisory Agreement with
        AIM Advisors, Inc...........................................   2,414,215        59,062           140,914
(4)     Approval of a new Master Sub-Advisory Agreement between
        A I M Advisors, Inc. and INVESCO, Inc.......................   2,409,217        59,302           145,672
(5)     Approval of a new Master Distribution Plan for the Class A
        and Class C shares of the Fund..............................   2,398,474        61,112           154,605
(6)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................   2,066,475        76,038           471,678**
(6)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   2,032,978        86,299           494,914**
(6)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   2,056,169        85,944           472,078**
(6)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   2,058,784        83,198           472,209**
(6)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   2,052,075        81,847           480,269**
(6)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   2,046,759        83,609           483,823**
(6)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   2,039,488        96,721           477,982**
(6)(h)  Approval of a new Fundamental Restriction on Investing all
        of Funds Assets in an Open-End Fund.........................   2,054,239        83,389           476,563**
(6)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................   2,024,618       109,246           480,327**
(6)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................   2,030,881        95,290           488,020**
(6)(k)  Approval of the Elimination of Fundamental Restriction on
        Mortgaging, Pledging, Hypothecating or Otherwise
        Transferring Assets as Security for Indebtedness............   2,034,124        97,193           482,874**
(6)(l)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................   2,032,818        96,576           484,797**
(6)(m)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Restricted and Illiquid Securities...............   2,024,159       104,787           485,245**
(7)     Approval of changing the Investment Objective and Making it
        Non-Fundamental.............................................   2,030,587        98,936           484,668**
(8)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   2,445,533        31,440           137,218

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Advisor Funds, Inc.

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Bruce L. Crockett                                      Robert H. Graham                        11 Greenway Plaza
Director                                               Chairman and President                  Suite 100
ACE Limited;                                                                                   Houston, TX 77046
Formerly Director, President, and                      Carol F. Relihan
Chief Executive Officer                                Senior Vice President and Secretary     INVESTMENT ADVISOR
COMSAT Corporation
                                                       Gary T. Crum                            A I M Advisors, Inc.
Owen Daly II                                           Senior Vice President                   11 Greenway Plaza
Formerly, Director                                                                             Suite 100
Cortland Trust, Inc.                                   Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Albert R. Dowden                                                                               SUB-ADVISOR
Chairman of the Board of Directors,                    Robert G. Alley
Cortland Trust, Inc. and DHJ Media, Inc.; and          Vice President                          INVESCO, Inc.
Director, Magellan Insurance Company                                                           One Lincoln Centre, Suite 700
                                                       Stuart W. Coco                          5400 LBJ Freeway/LB-2
Edward K. Dunn Jr.                                     Vice President                          Dallas, TX 75240
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman, President                      Melville B. Cox                         TRANSFER AGENT
and Chief Operating Officer,                           Vice President
Mercantile-Safe Deposit & Trust Co.; and                                                       A I M Fund Services, Inc.
President, Mercantile Bankshares                       Karen Dunn Kelley                       P.O. Box 4739
                                                       Vice President                          Houston, TX 77210-4739
Jack Fields
Chief Executive Officer                                Edgar M. Larsen                         CUSTODIAN
Twenty First Century Group, Inc.;                      Vice President
Formerly Member                                                                                State Street Bank and Trust Company
of the U.S. House of Representatives                   Mary J. Benson                          225 Franklin Street
                                                       Assistant Vice President and            Boston, MA 02110
Carl Frischling                                        Assistant Treasurer
Partner                                                                                        COUNSEL TO THE FUND
Kramer, Levin, Naftalis & Frankel LLP                  Sheri Morris
                                                       Assistant Vice President and            Ballard Spahr
Robert H. Graham                                       Assistant Treasurer                     Andrews & Ingersoll, LLP
Director, President and Chief Executive Officer                                                1735 Market Street
A I M Management Group Inc.                            Jim Coppedge                            Philadelphia, PA 19103
                                                       Assistant Secretary
Prema Mathai-Davis                                                                             COUNSEL TO THE TRUSTEES
Member, Visiting Committee, Harvard University         Renee A. Friedli
Graduate School of Education, New School University;   Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
Formerly, Chief Executive Officer,                                                             919 Third Avenue
YWCA of the U.S.A.                                     P. Michelle Grace                       New York, NY 10022
                                                       Assistant Secretary
Lewis F. Pennock                                                                               DISTRIBUTOR
Partner, Pennock & Cooper                              Nancy L. Martin
                                                       Assistant Secretary                     A I M Distributors, Inc.
Louis S. Sklar                                                                                 11 Greenway Plaza
Executive Vice President,                              Ofelia M. Mayo                          Suite 100
Development and Operations,                            Assistant Secretary                     Houston, TX 77046
Hines Interests
Limited Partnership                                    Lisa A. Moss
                                                       Assistant Secretary

                                                       Kathleen J. Pflueger
                                                       Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                 EQUITY FUNDS

   DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
                                                                          leadership in the mutual fund industry since
      MORE AGGRESSIVE                     MORE AGGRESSIVE                 1976 and managed approximately $170 billion
                                                                          in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth              including individual investors, corporate
AIM Mid Cap Opportunities(2)       AIM Developing Markets                 clients and financial institutions, as of
AIM Large Cap Opportunities(3)     AIM European Small Company             December 31, 2000.
AIM Emerging Growth                AIM Asian Growth                          The AIM Family of Funds--Registered
AIM Small Cap Growth(4)            AIM Japan Growth                       Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth      AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development               complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                    management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth           an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                  AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends        AIM Advisor International Value        the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                 services companies with $402 billion in
AIM Large Cap Growth               AIM Global Trends                      assets under management as of December 31, 2000.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                             MORE CONSERVATIVE
AIM Charter
AIM Value                               SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                          MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
   MORE CONSERVATIVE               AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                         MORE CONSERVATIVE

                             FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                     MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       REA-SAR-1

A I M Distributors, Inc.